                                                                    EXHIBIT 99.1
                            LETTER OF TRANSMITTAL


                           METAL MANAGEMENT, INC.

                              OFFER TO EXCHANGE
                 ALL 10% SENIOR SUBORDINATED NOTES DUE 2008
         WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
         FOR ALL OUTSTANDING 10% SENIOR SUBORDINATED NOTES DUE 2008
             PURSUANT TO THE PROSPECTUS DATED            , 1998.


            THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
            AT 5:00 P.M., NEW YORK CITY TIME, ON          , 1998,
                  UNLESS EXTENDED (THE "EXPIRATION DATE").

                             The Exchange Agent
                         for the Exchange Offer is:

                            LASALLE NATIONAL BANK

         By Hand, Registered or Certified Mail or Overnight Courier:

                            LaSalle National Bank
                          135 South LaSalle Street
                                  Room 1825
                          Chicago, Illinois  60603
                           Attention:  Sarah Webb

                                By Facsimile:

                               (312) 904-2236
                           Attention:  Sarah Webb
                    Confirm by Telephone:  (312) 904-2444


DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
   ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A
       NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID
         DELIVERY.  THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ
          CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt of the Prospectus dated
, 1998 (as it may be amended or supplemented from time to time, the "Prospectus") of Metal Management, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate of up to $180,000,000 principal amount of its 10% Senior Subordinated Notes due 2008 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for an identical principal amount of its outstanding 10% Senior Subordinated Notes due 2008 (the "Old Notes"). The term
"Expiration Date" shall mean 5:00 p.m., New York City time on        , 1998,
unless the Exchange Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     This Letter of Transmittal is to be used (i) if certificates of Old Notes are to be forwarded herewith, (ii) if delivery of Old Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company (the "Depository" or "DTC") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus or (iii) if tender of the Old Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 4.

                    ALL TENDERING HOLDERS COMPLETE THIS BOX:
------------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER
            (FILL IN, IF BLANK)                                      OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------------
                                              CERTIFICATE OR        AGGREGATE PRINCIPAL   PRINCIPAL AMOUNT
                                              REGISTRATION          AMOUNT REPRESENTED    TENDERED **
                                              NUMBER(S)*            BY OLD NOTES
                                              --------------------------------------------------------------------
                                                                                       $                     $
                                              --------------------------------------------------------------------

                                              --------------------------------------------------------------------

                                              --------------------------------------------------------------------

                                              --------------------------------------------------------------------
                      TOTAL AMOUNT TENDERED:                                           $                     $
------------------------------------------------------------------------------------------------------------------
* Need not be completed by book-entry holders.  Such holders should check the appropriate box below and provide the requested information.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes.  All tenders must be in integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     (THE FOLLOWING BOXES ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY.)

 [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AT DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:___________________________________________

     DTC Account Number:______________________________________________________

     Transaction Code Number:_________________________________________________


 [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
     NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s):_________________________________________

     Date of Execution of Notice
     of Guaranteed Delivery:__________________________________________________

     Name of Eligible Institution Which Guaranteed Delivery:__________________

     If Guaranteed Delivery is to be made by book-entry transfer:_____________

     DTC Account Number:______________________________________________________

     Transaction Code Number:_________________________________________________


 [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OLD NOTES FOR YOUR
     OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:____________________________________________________________________

     Address:_________________________________________________________________



     Telephone Number and Contact Person:_____________________________________

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described principal amount of Old Notes in exchange for an identical principal amount of New Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND TO ACQUIRE NEW NOTES ISSUABLE UPON THE EXCHANGE OF SUCH TENDERED OLD NOTES, AND THAT, WHEN THE OLD NOTES ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Old Notes or the New Notes.

     The Exchange Offer is not conditioned upon any principal amount of Old Notes being tendered for exchange. However, the Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer--Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     The name(s) and addressee(s) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on the position of the staff of the Securities and Exchange Commission (the "Commission") as set forth in certain interpretive letters addressed to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that New Notes issued pursuant to the Exchange Offer to a holder in exchange for Old Notes may be offered for resale, resold and otherwise transferred by a holder (other than (i) a broker-dealer who purchased Old Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act, (ii) an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (iii) a broker-dealer who acquired the Old Securities as a result of market-making or other trading activities) without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided, that such holder is acquiring the New Notes in the ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. Accordingly, the undersigned represents that
(i) it is not an "affiliate" of the Company as defined in Rule 405 of the Securities Act, (ii) it is not a broker-dealer that acquired Old Notes directly from the Company in order to resell them pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, (iii) it will acquire the New Notes in the ordinary course of business and (iv) it is not participating, and does not intend to participate, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes. The undersigned acknowledges that if it is unable to make these representations to the Company, it will not be able to rely on the interpretations of the staff of the Commission described above and therefore will be required to comply with the registration and prospectus delivery requirements of the Securities Act in connection with any sale or other transfer of such Old Notes unless such sale is made pursuant to an exemption from such requirements. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that it acquired the Old Notes for its own account as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act. Failure to comply with any of the above-mentioned requirements could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company.

     Unless otherwise indicated in the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all New Notes delivered in exchange for tendered Old Notes, and any Old Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If a New Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the New Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Old Notes are surrendered by holder(s) that have completed either the box entitled "Special Exchange Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Tendered Old Notes may be withdrawn in accordance with Instruction 3 hereto at any time prior to the Expiration Date.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                   REGISTERED HOLDERS OF OLD NOTES SIGN HERE

               (IN ADDITION, COMPLETE SUBSTITUTE FORM W-9 BELOW)



PLEASE SIGN HERE                           PLEASE SIGN HERE


-------------------------------------  -----------------------------------------
Authorized Signature of Registered     Authorized Signature of Registered
Holder                                 Holder


Must be signed by registered holder(s) exactly as name(s) appear(s) on the Old Notes or on a security position listing as the owner of the Old Notes or by person(s) authorized to become registered holder(s) by properly completed bond powers transmitted herewith. See Instruction 4. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information:



Name:                                                 Name:
---------------------------------------------------   -----------------------------------------------------

Title:                                                Title:
---------------------------------------------------   -----------------------------------------------------

Address:                                              Address:
---------------------------------------------------   -----------------------------------------------------


---------------------------------------------------   -----------------------------------------------------

Telephone Number:                                     Telephone Number:
---------------------------------------------------   -----------------------------------------------------

Dated:                                                Dated:
---------------------------------------------------   -----------------------------------------------------

---------------------------------------------------   -----------------------------------------------------
  Taxpayer Identification or Social Security Number      Taxpayer Identification or Social Security Number

--------------------------------------------------------------------------------

                              SIGNATURE GUARANTEE
                        (IF REQUIRED--SEE INSTRUCTION 4)


Signature(s) Guaranteed by an
Eligible Institution:                                      Date:
                      -----------------------------------        --------------------------------------
                          Authorized Signature

Name of Eligible Institution
Guaranteeing Signature:
                        -----------------------------------

                                                           Address:
                                                                    -----------------------------------
Capacity (full title):
                      -----------------------------------  --------------------------------------------

Telephone Number:
                  ---------------------------------------- --------------------------------------------

-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
                         SPECIAL EXCHANGE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if the New Notes or any Old Notes that are not tendered or not accepted are to be issued in the name of someone other than the undersigned.

Issue:
                [ ] New Notes to:
                [ ] Old Notes to:

Name(s)
       -------------------------------------------------
Address
       -------------------------------------------------


Telephone Number:
                 ----------------------------------------
Book-Entry Transfer Facility Account:
                                     --------------------

       -------------------------------------------------

       -------------------------------------------------
         (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if the New Notes or any Old Notes that are not tendered or not accepted are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above under "Description of Old Notes Tendered."

Mail:
                [ ] New Notes to:
                [ ] Old Notes to:

Name(s)
       -------------------------------------------------
Address
       -------------------------------------------------


Telephone Number:
                 ----------------------------------------






     (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER


1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

     All physically delivered Old Notes or confirmation of any book-entry transfer to the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the Old Notes and all other required documents is at the election and risk of the holder. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent.

     Any beneficial holder whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Old Notes in the Exchange Offer should contact such registered holder promptly and instruct such registered holder to tender on such beneficial holder's behalf. If such beneficial holder wishes to tender directly, such beneficial holder must, prior to completing and executing the Letter of Transmittal and tendering Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial holder's own name or obtain a properly completed bond power from the registered holder. Beneficial holders should be aware that the transfer of registered ownership may take considerable time.

     Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

     The Company expressly reserves the right, at any time or from time to time, to extend the Expiration Date by complying with certain conditions set forth in the Prospectus.

      LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

2. GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfers on a timely basis, may effect a tender if:

  a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

  b. prior to the Expiration Date, the Exchange Agent receives from such holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Notes, the certificate or registration number(s) of the tendered Old Notes, and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, at least within four (4) New York Stock Exchange trading days after the Expiration Date, the tendered Old Notes, a duly executed Letter of Transmittal (or facsimile thereof) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

  c. a properly completed and duly executed Letter of Transmittal (or facsimile thereof), any other required documents and tendered Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC) must be received by the Exchange Agent at least within four (4) New York Stock Exchange trading days after the Expiration Date.

     Any holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

3. PARTIAL TENDERS; WITHDRAWALS.

     Tenders of Old Notes will be accepted only in integral multiples of $1,000 principal amount at maturity. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Old Notes Tendered." A newly issued Old Note for the principal amount of Old Notes submitted but not tendered will be sent to such holder, unless the appropriate boxes on this Letter of Transmittal are completed, as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

     Any Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable. To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Old Notes, or, in the case of Old Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by a bond power in the name of the person withdrawing the tender, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder, with the signature thereon guaranteed by a Eligible Institution together with the other documents required upon transfer by the Indenture, (iv) specify the name in which such Old Notes are to be registered, if different from that of the Depositor, pursuant to such documents of transfer, and (v) include a statement that such holder is withdrawing his election to have such Old Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any Old Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Old Notes.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered hereby are tendered (i) by a registered holder who has not completed the box entitled "Special Exchange Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

     If this Letter of Transmittal is signed by the registered holder or holders of Old Notes (which term, for the purposes described herein, shall include a participant in DTC whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of the tendered Old Notes or separate written instruments of transfer or exchange are required. In any other case, the registered holder (or acting holder) must either properly endorse the Old Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case executed exactly as the name(s) of the registered holder(s) appear(s) on the Old Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Old Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Old Notes or bond power guaranteed by an Eligible Institution (except where the Old Notes are tendered for the account of an Eligible Institution).

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by attorneys-in-fact, trustees, executors, administrators, guardians, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5. SPECIAL EXCHANGE AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box, the name and address (or account at DTC) in which the New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and delivered (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number or social security number of the person named must also be indicated and the tendering holder should complete the applicable box.

     If no instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and delivered to the acting holder of the Old Notes or deposited at such holder's account at the Depository.

6. TRANSFER TAXES.

     The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchanged Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Old Notes listed in the Letter of Transmittal.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or in part, any of the specified conditions to the Exchange Offer set forth in the Prospectus.

8. MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above.

10. VALIDITY AND FORM.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to particular Old Notes either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.

11. IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a holder tendering Old Notes is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 above. If such holder is an individual, the TIN is the holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to tendered Old Notes may be subject to backup withholding.

     Certain holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a holder who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9 should execute the certification following such Part 2. In order for a foreign holder to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-9, signed under penalties of perjury, attesting to that holder's exempt status. A copy of such form is attached to this Letter of Transmittal.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     To prevent backup withholding on payments that are made to a holder with respect to Old Notes tendered for exchange, the holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (i) such holder is exempt, (ii) such holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such holder that he or she is no longer subject to backup withholding.

     Each holder is required to give the Exchange Agent the social security number or employer identification number of the record holder(s) of the Old Notes. If Old Notes are in more than one name or are not in the name of the actual holder, consult the instructions on Internal Revenue Service Form W-9, which are attached to this Letter of Transmittal, for additional guidance on which number to report.

     If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

               TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS:

                       PAYOR'S NAME:  THE GSI GROUP, INC.


---------------------------------------------------------------------------------------------------
SUBSTITUTE         PART 1--PLEASE PROVIDE   SOCIAL SECURITY NUMBER OR EMPLOYER
Form W-9           YOUR TIN ON THE LINE     IDENTIFICATION NUMBER
Department of the  AT RIGHT AND CERTIFY     _____________________________
Treasury           BY SIGNING AND DATING
Internal Revenue   BELOW
Service            ----------------------------------------------------------------------------------
Payor's            PART 2--CERTIFICATION--Under penalties of perjury, I certify that:
Request for        (1) The number shown on this form is my correct taxpayer identification
Taxpayer's         number (or I am waiting for a number to be issued to me);
Identification     (2) I am not subject to backup withholding either because: (a) I am
Number (TIN)       exempt from backup withholding; (b) I have not been notified by the
                   Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the
                   IRS has notified me that I am no longer subject to backup withholding;
                   and
                   (3) Any other information provided on this form is true and correct.

                   CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
                   ----------------------------------------------------------------------------------
                   SIGNATURE                                         PART 3--
                             --------------------------------------  Awaiting TIN _
                   DATE
                        -------------------------------------------
                   ----------------------------------------------------------------------------------
                   NOTE:FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN
                   CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO
                   YOU PURSUANT TO THE EXCHANGE OFFER.  PLEASE REVIEW THE ENCLOSED
                   GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                   SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
                   ----------------------------------------------------------------------------------
                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                                      PART 3 OF THE SUBSTITUTE FORM W-9.

                   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

                   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security
                   Administration Office or (2) i intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.
                   SIGNATURE:                                     DATE:
                             -----------------------------------       ----------------------
---------------------------------------------------------------------------------------------------